                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 1996
                                                   -----------------------------
                         FCNB Corp
--------------------------------------------------------------------------------
                         (Exact name of registrant as specified in its charter)


    Maryland                            0-15645               52-1479635
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission file          (IRS Employer
         of incorporation)              number)           Identification Number)


               One North Market Street, Frederick, Maryland 21701
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (301) 662-2191
                                                   -----------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         On January 26, 1996, FCNB Corp ("FCNB") consummated its previously announced merger of Laurel Bancorp, Inc. ("Laurel"), the holding company for Laurel Federal Savings Bank, Laurel, Maryland, with and into FCNB, and the merger of Laurel Federal Savings Bank with and into FCNB's wholly owned subsidiary, Elkridge Bank, Elkridge, Maryland. Certain assets and liabilities relating to the Monrovia, Maryland branch of Laurel Federal Savings Bank were also purchased and assumed by FCNB's wholly owed subsidiary, FCNB Bank, Frederick, Maryland. FCNB and Laurel executed a definitive merger agreement on May 25, 1995.

         As a result of the Merger, each share of the outstanding common stock, $.01 par value of Laurel, was converted into .7656 shares of the common stock, $1.00 par value, of FCNB (the "Conversion Ratio"), resulting in the issuance of approximately 1,307,284 shares of FCNB common stock, subject to adjustment to account for the elimination of fractional shares. In accordance with the provisions of the definitive merger agreement, the Conversion Ratio was determined by dividing $15.78 by $20.6125, the average of the closing price for the FCNB common stock on Nasdaq, during the twenty trading days commencing December 26, 1995 and ending January 23, 1996.

         The consummation of the acquisition of Laurel, which had approximately $108 million of total assets, gives FCNB approximately $664 million in total assets, total deposits of approximately $528 million, and total stockholder's equity of approximately $66 million.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a) Audited Consolidated Financial Statements of Laurel Bancorp, Inc. for the year ended November 30, 1994 (including consolidated balance sheets for the years ended November 30, 1994 and 1993, consolidated statements of income and cash flows for each of the three years in the period ended November 30,
1994) are incorporated by reference to Laurel's Annual Report to Stockholders for the year ended November 30, 1994, filed as Exhibit 13(d) to FCNB's Registration Statement (No. 33-95206) on Form S-4.

                  Unaudited Consolidated Financial Statements of Laurel Bancorp, Inc for the nine months ended August 31, 1995 and 1994 (including consolidated balance sheets and statements of income and cash flows for such periods) are incorporated by reference to Exhibit 13(j) to Post-Effective Amendment No. 1 to FCNB's Registration Statement (No. 33-95206) on Form S-4.

         (b) Pro Forma Financial Information for each of the periods for which financial information is provided pursuant to Item 7(a) hereof follows.

         (c) Exhibit 2 - Agreement and Plan of Merger between FCNB Corp and Laurel Bancorp, Inc, dated as of May 25, 1995 - Incorporated by reference to Exhibit 2 to FCNB's Registration Statement (No. 33-95206) on Form S-4.

                  Exhibit 23 - Consent of Anderson Associates

                  Exhibit 99 - Press Release dated January 26, 1996.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

         The unaudited pro forma combined balance sheets and the unaudited pro forma combined statements of income of FCNB set forth below give effect, using the pooling of interests method of accounting, to the merger of Laurel with and into FCNB based upon the Conversion Ratio of .7656 shares of FCNB common stock for each share of Laurel common stock outstanding as of each respective period end. The unaudited pro forma balance sheets are presented as though the merger had occurred on September 30, 1995. The unaudited pro forma combined income statements are presented as though the merger had occurred on January 1, 1992. The financial information for FCNB includes historical results for ENB Financial Corporation, which was merged into FCNB effective March 24, 1995.

         The unaudited pro forma financial information set forth below is for illustrative purposes only, and therefore is not necessarily indicative of the financial condition or results of operations of FCNB as they would have been had the merger occurred during the periods presented or as they may be in the future.

         The unaudited pro forma combined balance sheet and the unaudited combined statements of income are derived from the consolidated financial statements of FCNB and Laurel. FCNB uses December 31 as the closing date for its annual financial reporting period, whereas Laurel uses November 30. The unaudited pro forma financial information set forth below include the same number of months for each entity and are not materially affected by the one month difference in the effective date of the information presented.

         Under generally accepted accounting principles, all costs incurred to effect a combination accounted for as a pooling of interests are expenses of the combined enterprise and, accordingly, are charged to expense and deducted in determining the results of operations of the combined entity. Specific one-time costs associated with the merger that will cause significant reductions to the combined entity's results of operations for the quarter ended March 31, 1996 include: (1) income tax expense of approximately $1.6 million associated with accumulated bad debt reserves for income tax purposes in excess of those maintained for financial reporting purposes; (2) salaries and employee benefits associated with change-in-control payments to certain executive officers of Laurel totalling approximately $1.2 million; and (3) other operating expenses of approximately $300,000 associated with a consulting fee payable to Laurel's financial advisor. None of these specific one-time merger costs are reflected in the pro forma financial information set forth below.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                 FCNB AND LAUREL
                             (dollars in thousands)

                                           September 30, 1995     August 31, 1995
                                           ------------------     ---------------
                                                  FCNB                Laurel        Adjustments      Pro Forma Combined
------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                          $24,464                 $487                                $24,951

Interest-bearing deposits in other banks             331                8,537                                  8,868

Federal funds sold                                 7,304                    -                                  7,304
                                                 --------             --------                              --------

         Cash and cash equivalents                 32,099                9,024                                41,123
------------------------------------------------------------------------------------------------------------------------

Loans held for sale                                 2,983                    -                                 2,983

Investment securities held to maturity             73,080               16,115                                89,195

Investment securities available for sale - at
  fair value                                       61,632                  925                                62,557
------------------------------------------------------------------------------------------------------------------------

Loans                                             350,944               86,763                               437,707

Less:    Allowance for credit losses               (3,737)              (1,130)                               (4,867)

         Unearned income                           (1,359)                    -                               (1,359)
                                                 ---------             --------                             ---------

                  Net loans                       345,848               85,633                               431,481
------------------------------------------------------------------------------------------------------------------------

Bank premises and equipment                        17,575                  163                                17,738

Other assets                                       11,355                3,624                                14,979
                                                 --------             --------                              --------

         Total assets                            $544,572             $115,484                              $660,056
------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:

         Noninterest-bearing deposits             $62,701                $(71)                               $62,630

         Interest-bearing deposits                387,932               89,491                               477,423
                                                 --------             --------                              --------

                  Total deposits                  450,633               89,420                               540,053
------------------------------------------------------------------------------------------------------------------------

Short-term borrowings:

         Federal funds purchased and securities    15,256                    -                                15,256
           sold under agreements to repurchase

         Other short-term borrowings               25,221                2,000                                27,221

Long-term debt                                      2,235                5,000                                 7,235

Accrued interest and other liabilities              4,326                1,174                                 5,500
                                                 --------             --------                              --------

         Total liabilities                        497,671               97,594                               595,265
------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------

Common Stock                                        4,070                   16                1,212            5,298

Surplus                                            22,536                5,330              (1,212)           26,654

Retained earnings                                  20,278               12,544                                32,822

Net unrealized gains (losses) on securities            17                    -                                    17
                                                 --------             --------                               --------
  available for sale

         Total stockholders' equity                46,901               17,890                                 64,791
                                                 --------             --------                               --------

         Total liabilities and stockholders'
           equity                                $544,572             $115,484                               $660,056
------------------------------------------------------------------------------------------------------------------------




                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (dollars in thousands, except for per share data)

                                                                   For the Nine Month Period Ended
                                                            ---------------------------------------------
                                                               September 30, 1995     August 31, 1995      Pro Forma
                                                                      FCNB                 Laurel           Combined
------------------------------------------------------------------------------------------------------------------------
Interest income:

         Interest and fees on loans                                        $23,294               $5,857             $29,151

         Interest and dividends on investment securities:

           Taxable                                                           6,505                  677               7,182

           Tax exempt                                                          996                    -                 996

           Dividends                                                           249                   51                 300

         Interest on federal funds sold                                        306                    -                 306

         Other interest income                                                  20                  306                 326
                                                                          --------             --------             --------

           Total interest income                                            31,370                6,891               38,261
----------------------------------------------------------------------------------------------------------------------------

Interest expense:

         Interest on deposits                                               11,461                2,860               14,321

         Interest on federal funds purchased and securities sold               933                    -                  933
           under agreements to repurchase

         Interest on other short-term borrowings                             1,304                  204                1,508

         Interest on long-term debt                                              -                  282                  282
                                                                          --------             --------             --------

           Total interest expense(2)                                        13,698                3,346               17,044
----------------------------------------------------------------------------------------------------------------------------

Net interest income                                                         17,672                3,545               21,217

Provision for credit losses                                                    278                    -                  278
                                                                          --------             --------               ------

Net interest income after provision for credit losses                       17,394                3,545               20,939
----------------------------------------------------------------------------------------------------------------------------

Noninterest income:

         Service fees                                                        1,535                    -                1,535

         Net securities gains (losses)                                          64                    -                   64

         Gain (loss) on sale of loans                                          167                    -                  167

         Other operating income                                                783                  209                  992
                                                                          --------               --------            -------

           Total noninterest income                                          2,549                  209                2,758
----------------------------------------------------------------------------------------------------------------------------

Noninterest expense:

         Salaries and employee benefits                                      7,336                1,026                8,362

         Occupancy expenses                                                  1,101                  124                1,225

         Equipment expenses                                                    962                   89                1,051

         Other operating expenses                                            3,830                  776                4,606
                                                                          --------             --------             --------

           Total noninterest expense                                        13,229                2,015               15,244
----------------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes                                     6,714                1,739                8,453

Provision for income taxes                                                   2,261                  680                2,941
                                                                          --------             --------             --------

Net income                                                                  $4,453               $1,059               $5,512
----------------------------------------------------------------------------------------------------------------------------

Earnings per Common Share:

Net income per share                                                       $1.09(1)               $0.63                $1.03

Weighted average number of shares outstanding                          4,070,321(1)           1,686,558            5,361,550
-----------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for a three-for-two stock split, effected in the form of a 50% stock dividend, declared in April 1995.
(2) FCNB and pro forma combined are net of $120,000 capitalized construction period interest.

                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (dollars in thousands, except for per share data)

                                                                            For the Nine Month Period Ended

                                                                      --------------------------------------------

                                                                        September 30, 1994     August 31, 1994      Pro Forma
                                                                               FCNB                 Laurel           Combined

----------------------------------------------------------------------------------------------------------------------------------
Interest income:

         Interest and fees on loans                                                 $17,171               $5,463         $22,634

         Interest and dividends on investment securities:

           Taxable                                                                    6,807                  737           7,544

           Tax exempt                                                                 1,394                    -           1,394

           Dividends                                                                    151                   39             190

         Interest on federal funds sold                                                 330                    -             330

         Other interest income                                                            6                  141             147
                                                                                    -------             --------        --------

           Total interest income                                                     25,859                6,380          32,239
----------------------------------------------------------------------------------------------------------------------------------

Interest expense:

         Interest on deposits                                                         8,613                2,079          10,692

         Interest on federal funds purchased and securities sold                        975                    -             975
           under agreements to repurchase

         Interest on other short-term borrowings                                        238                  308             546

         Interest on long-term debt                                                       -                  124             124
                                                                                   --------             --------        --------

           Total interest expense                                                     9,826                2,511          12,337
----------------------------------------------------------------------------------------------------------------------------------

Net interest income                                                                  16,033                3,869          19,902

Provision for credit losses                                                             285                   75             360
                                                                                   --------             --------        --------

Net interest income after provision for credit losses                                15,748                3,794          19,542
----------------------------------------------------------------------------------------------------------------------------------

Noninterest income:

         Service fees                                                                 1,386                    -           1,386

         Net securities gains (losses)                                                  454                    -             454

         Gain (loss) on sale of loans                                                  (258)                   -            (258)

         Other operating income                                                         554                  100             654
                                                                                   --------             --------        --------

           Total noninterest income                                                   2,136                  100           2,236
----------------------------------------------------------------------------------------------------------------------------------

Noninterest expense:

         Salaries and employee benefits                                               6,263                1,061           7,324

         Occupancy expenses                                                           1,150                  132           1,282

         Equipment expenses                                                             903                   85             988

         Other operating expenses                                                     3,679                  781           4,460
                                                                                   --------             --------        --------

           Total noninterest expense                                                 11,995                2,059          14,054
----------------------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes                                              5,889                1,835           7,724

Provision for income taxes                                                            1,707                  676           2,383
                                                                                   --------             --------        --------

Net Income                                                                           $4,182               $1,159          $5,341
----------------------------------------------------------------------------------------------------------------------------------

Earnings per Common Share:

Net income per share                                                               $1.03(1)                $0.69           $1.00

Weighted average number of shares outstanding                                  4,068,968(1)            1,682,313       5,356,947
----------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for a three-for-two stock split, effected in the form of a 50% stock dividend, declared in April 1995.


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (dollars in thousands, except for per share data)

                                                                   For the Twelve Month Period Ended

                                                            ------------------------------------------------

                                                                December 31, 1994       November 30, 1994     Pro Forma
                                                                       FCNB                  Laurel            Combined

---------------------------------------------------------------------------------------------------------------------------
Interest income:

         Interest and fees on loans                                          $23,804                $7,284        $31,088

         Interest and dividends on investment securities:

           Taxable                                                             9,119                   964         10,083

           Tax exempt                                                          1,816                     -          1,816

           Dividends                                                             217                    55            272

         Interest on federal funds sold                                          439                     -            439

         Other interest income                                                    10                   184            194
                                                                            --------              --------       --------

           Total interest income                                              35,405                 8,487         43,892
---------------------------------------------------------------------------------------------------------------------------

Interest expense:

         Interest on deposits                                                 11,836                 2,790         14,626

         Interest on federal funds purchased and securities sold               1,247                     -          1,247
           under agreements to repurchase

         Interest on other short-term borrowings                                 530                   398            928

         Interest on long-term debt                                                -                   209            209
                                                                            --------              --------       --------

           Total interest expense                                             13,613                 3,397         17,010
---------------------------------------------------------------------------------------------------------------------------

Net interest income                                                           21,792                 5,090         26,882

Provision for credit losses                                                      450                    75            525
                                                                            --------              --------       --------

Net interest income after provision for credit losses                         21,342                 5,015         26,357
---------------------------------------------------------------------------------------------------------------------------

Noninterest income:

         Service fees                                                          1,845                     -          1,845

         Net securities gains (losses)                                           375                     -            375

         Gain (loss) on sale of loans                                          (260)                     -          (260)

         Other operating income                                                  732                   186            918
                                                                            --------              --------       --------

           Total noninterest income                                            2,692                   186          2,878
---------------------------------------------------------------------------------------------------------------------------

Noninterest expense:

         Salaries and employee benefits                                        8,448                 1,412          9,860

         Occupancy expenses                                                    1,491                   176          1,667

         Equipment expenses                                                    1,232                   113          1,345

         Other operating expenses                                              5,182                 1,137          6,319
                                                                            --------              --------       --------

           Total noninterest expense                                          16,353                 2,838         19,191
---------------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes                                       7,681                 2,363         10,044

Provision for income taxes                                                     2,388                   884          3,272
                                                                            --------              --------       --------

Net Income                                                                    $5,293                $1,479         $6,772
---------------------------------------------------------------------------------------------------------------------------

Earnings per Common Share:

Net income per share                                                        $1.30(1)                 $0.88          $1.26

Weighted average number of shares outstanding                           4,068,329(1)             1,681,592      5,355,756
---------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for a three-for-two stock split, effected in the form of a 50% stock dividend, declared in April 1995.


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (dollars in thousands, except for per share data)

                                                                              For the Twelve Month Period Ended

                                                                        ---------------------------------------------

                                                                           December 31, 1993     November 30, 1993     Pro Forma
                                                                                 FCNB                 Laurel            Combined

------------------------------------------------------------------------------------------------------------------------------------
Interest income:

         Interest and fees on loans                                                   $20,628                $8,007        $28,635

         Interest and dividends on investment securities:

           Taxable                                                                      9,226                   915         10,141

           Tax exempt                                                                   2,103                     -          2,103

           Dividends                                                                      144                    47            191

         Interest on federal funds sold                                                   403                     -            403

         Other interest income                                                             14                   204            218
                                                                                     --------              --------       --------

           Total interest income                                                       32,518                 9,173         41,691
------------------------------------------------------------------------------------------------------------------------------------

Interest expense:

         Interest on deposits                                                          11,488                 2,792         14,280

         Interest on federal funds purchased and securities sold                          617                     -            617
           under agreements to repurchase

         Interest on other short-term borrowings                                          513                   275            788

         Interest on long-term debt                                                         9                   360            369
                                                                                     --------              --------       --------

           Total interest expense                                                      12,627                 3,427         16,054
------------------------------------------------------------------------------------------------------------------------------------

Net interest income                                                                    19,891                 5,746         25,637

Provision for credit losses                                                               180                   585            765
                                                                                     --------              --------       --------

Net interest income after provision for credit losses                                  19,711                 5,161         24,872
------------------------------------------------------------------------------------------------------------------------------------

Noninterest income:

         Service fees                                                                   1,724                     -          1,724

         Net securities gains (losses)                                                (1,183)                     -        (1,183)

         Gain (loss) on sale of loans                                                   1,975                     -          1,975

         Other operating income                                                           684                   114            798
                                                                                     --------              --------       --------

           Total noninterest income                                                     3,200                   114          3,314
------------------------------------------------------------------------------------------------------------------------------------

Noninterest expense:

         Salaries and employee benefits                                                 8,015                 1,407          9,422

         Occupancy expenses                                                             1,282                   184          1,466

         Equipment expenses                                                             1,282                   116          1,398

         Other operating expenses                                                       4,655                 1,072          5,727
                                                                                     --------              --------       --------

           Total noninterest expense                                                   15,234                 2,779         18,013
------------------------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes                                                7,677                 2,496         10,173

Provision for income taxes                                                              2,316                   985          3,301
                                                                                     --------              --------       --------

Net Income                                                                             $5,361                $1,511         $6,872
------------------------------------------------------------------------------------------------------------------------------------

Earnings per Common Share:

Net income per share                                                                 $1.32(1)                 $0.91          $1.29

Weighted average number of shares outstanding                                    4,058,137(1)             1,665,757      5,333,441
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for a three-for-two stock split, effected in the form of a 50% stock dividend, declared in April 1995.


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (dollars in thousands, except for per share data)

                                                                               For the Twelve Month Periods Ended

                                                                          ---------------------------------------------

                                                                               December 31, 1992    November 30, 1992     Pro Forma
                                                                                     FCNB               Laurel             Combined

------------------------------------------------------------------------------------------------------------------------------------
Interest income:

         Interest and fees on loans                                                     $22,172                $8,573        $30,745

         Interest and dividends on investment securities:

           Taxable                                                                        8,970                   903          9,873

           Tax exempt                                                                     2,251                     -          2,251

           Dividends                                                                         24                    48             72

         Interest on federal funds sold                                                     473                     -            473

         Other interest income                                                                8                   194            202
                                                                                       --------              --------       --------

           Total interest income                                                         33,898                 9,718         43,616
------------------------------------------------------------------------------------------------------------------------------------

Interest expense:

         Interest on deposits                                                            13,850                 4,443         18,293

         Interest on federal funds purchased and securities sold                            717                     -            717
           under agreements to repurchase

         Interest on other short-term borrowings                                            440                   208            648

         Interest on long-term debt                                                          15                   110            125
                                                                                       --------              --------       --------

           Total interest expense                                                        15,022                 4,761         19,783
------------------------------------------------------------------------------------------------------------------------------------

Net interest income                                                                      18,876                 4,957         23,833

Provision for credit losses                                                                 642                   434          1,076
                                                                                       --------              --------       --------

Net interest income after provision for credit losses                                    18,234                 4,523         22,757
------------------------------------------------------------------------------------------------------------------------------------

Noninterest income:

         Service fees                                                                     1,597                     -          1,597

         Net securities gains (losses)                                                  (1,576)                    66        (1,510)

         Gain (loss) on sale of loans                                                     1,363                     -          1,363

         Other operating income                                                             301                   157            458
                                                                                       --------              --------       --------

           Total noninterest income                                                       1,685                   223          1,908
------------------------------------------------------------------------------------------------------------------------------------

Noninterest expense:

         Salaries and employee benefits                                                   7,068                 1,326          8,394

         Occupancy expenses                                                               1,266                   123          1,389

         Equipment expenses                                                               1,155                   172          1,327

         Other operating expenses                                                         4,156                 1,232          5,388
                                                                                       --------              --------       --------

           Total noninterest expense                                                     13,645                 2,853         16,498
------------------------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes and cumulative

  effect of changes in accounting principles                                              6,274                 1,893          8,167

Provision for income taxes                                                                1,577                   769          2,346
                                                                                       --------              --------       --------

Income before cumulative effect of changes in accounting principles                       4,697                 1,124          5,821
------------------------------------------------------------------------------------------------------------------------------------

Earnings per Common Share:

Income before cumulative effect of changes in accounting principles                    $1.16(1)                 $0.72          $1.11

Weighted average number of shares outstanding                                      4,051,318(1)             1,570,702      5,253,847
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for a three-for-two stock split, effected in the form of a 50% stock dividend, declared in April 1995.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FCNB CORP




                                        By:  /s/ A. Patrick Linton
                                            -----------------------------------
                                             A. Patrick Linton, President

Dated:  February 5, 1996